FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | NOVEMBER 2020 www.fcpt.com 1 | FCPT | NOVEMBER 2020

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Part II, Item 1A. Risk Factors” in FCPT’s quarterly report on Form 10-Q for the quarter ended September 30, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 26 of this presentation. 2 | FCPT | NOVEMBER 2020

AGENDA Company Overview & COVID-19 Update Page 3 Restaurant Industry Update Page 5 Lubert-Adler Strategic Joint Venture Page 11 Appendix Page 15 3 | FCPT | NOVEMBER 2020

EXECUTIVE SUMMARY Portfolio and Covid-19 Update1  FCPT’s portfolio of 751 properties across 74 restaurant and retail brands continues to perform well with occupancy at 99.6%  Sector leading rent collection with 99% collected in Q3 2020 and October 2020  Weighted average lease term of 10.5 years with less than 7% of portfolio base rent expiring before 2027 Liquidity and Capital Markets  Issued $63 million of equity in the third quarter using our At-the-Market (ATM) equity program  $268 million of liquidity, inclusive of cash on hand and an undrawn credit facility  No near-term debt maturities and current leverage at 5.3x2  Maintains stable, investment grade rating which was recently reaffirmed (Fitch: BBB-) Acquisitions  Through November 2, FCPT has acquired $144 million3 of properties in 2020, including $107 million since re- resuming activities in June with a weighted average cap rate for the year of 6.5%  FCPT has closed over $223 million / 121 properties of outparcel transactions since October 2017 New Joint Venture with Lubert-Adler  On October 12, FCPT announced a strategic joint venture with Lubert-Adler Real Estate Funds to acquire up to $150 million of vacant real estate to re-tenant with creditworthy, growing operators  The venture has the potential to grow FCPT’s acquisition pipeline and strengthen its tenant relationships ____________________ Figures as of 9/30/2020, unless otherwise noted 1. Based on contractual Annual Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. 2. Net debt to adjusted EBITDAre leverage as of 9/30/2020, see page 27 for reconciliation of net income to adjusted EBITDAre and page 26 for non-GAAP definitions. 3. Includes a $4.2 million tenant allowance payment made in exchange for increase rent, extended term and enhanced financial reporting. 4 | FCPT | NOVEMBER 2020

AGENDA Company Overview & COVID-19 Update Page 3 Restaurant Industry Update Page 5 Lubert-Adler Strategic Joint Venture Page 11 Appendix Page 15 5 | FCPT | NOVEMBER 2020

RESTAURANT INDUSTRY PLAYERS


Olive Garden

chili's

KFC

BURGER KING

	Independents	Branded Casual Dining	Branded Quick-Service
		Olive Garden	Drive Thru
Estimated US Number[1]	~364,000	~49,000	~243,000
Geography	Urban/Suburban/Rural	Suburban	Suburban/Rural
Access to Capital	Limited; friends and family	Strong; publicly traded companies	Strong; publicly traded companies
PPP Funding/Reliance	High	Almost none	Almost none
Off-Premise Capability	Limited	Moderate	High; >60% Drive-Thru
Technological Investments	Limited	High	High
Recovery	Slow; still lagging pre-COVID and many still closed	Compelling; approaching pre-COVID levels	Strong; many are exceeding pre-COVID levels

1. Barclays Equity Research, Jeffrey Bernstein (September 2020)

6 | FCPT | NOVEMBER 2020

FCPT

RESTAURANT SALES TRENDS BY SECTOR . Baird’s weekly restaurant survey shows quick service has been minimally impacted by COVID, showing positive same-store sales since May . Casual dining has made a strong recovery after reaching a trough even with partial capacity constraints through more efficient operations and to-go ordering Baird Restaurants Surveys: Weekly Same-Store Sales vs. 2019 10% +6% +5% +5%+4% +8% +9% +8% +9% +8% +6%+9% 0% +6% +7% +6% +6% +7% +6% +7% +5%+7% +6% +2% +4% +4% +5% +5% +3% +4% +3% +3% 1%0% 0% -1% -2% -2% -3% -2% -2% -1% -2% -1% -2% -3% -3% -3% -10% -5% -4% -6% -4% -4% -4% -4% -12%-10%-10%-10% -20% -25% -13% -17% -19%-17%-18%-18%-17%-19%-18%-18% -21% -20% -21% -30% -24%-26% -24%-24% -29%-27%-27% -30%-30%-32% -40% -37% -35% -40% -41% -50% -44% -51% -60% -56%-54% Overall Casual Dining -70% -64%-63% Quick Service -77% -71% -80% Jan Feb 2H 1H 2H 5/3 5/10 5/17 5/24 5/31 6/7 6/14 6/21 6/28 7/5 7/12 7/19 7/26 8/2 8/9 8/16 8/23 8/30 9/6 9/13 9/20 9/27 10/4 10/11 10/18 Mar Apr Apr ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 10/26/2020 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all 7 | FCPT | NOVEMBER 2020

CHAIN VS INDEPENDENT RESTAURANT PERFORMANCE Consumer trailing 7-day average year-over-year spending changes at “Big Chain” and “Other” restaurants According to a recent Bank of America study of spending data, sales at big restaurant chains had largely recovered from the coronavirus pandemic while the rest of the restaurant industry is taking longer to bounce back ____________________ Reprinted by permission. Copyright © 2020 Bank of America Corporation (“BAC”). The use of the above in no way implies that BAC or any of its affiliates endorses the views or interpretation or the use of such information or acts as any endorsement of the use of such information. The information is provided "as is" and none of BAC or any of its affiliates warrants the accuracy or completeness of the information. Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all 8 | FCPT | NOVEMBER 2020

KERROW LONGHORN STEAKHOUSE COVID-19 INITIATIVES & PERFORMANCE


Olive Garden
chili's
KFC
BURGER KING

- Kerrow includes six franchised LongHorn Steakhouses in San Antonio owned and operated by FCPT with 2019 sales of $20.6 million
- Revenue has largely recovered and is now just below pre-COVID levels after declining over 90% year-over-year before showing the quick recovery emblematic of the casual dining sector

Year-over-year revenue


20%
0%
-20%
-40%
-60%
-80%
-100%
1/19
2/2
2/16
3/1
3/15
3/29
4/12
4/26
5/10
5/24
6/7
6/21
7/5
7/19
8/2
8/16
8/30
9/13
9/27
10/11
10/25
Cruise passengers brought to base in San Antonio
Cruise passengers test positive
State of emergency declared
First positive case in San Antonio
Grocery shortages begin
Spring break events canceled; amusement parks closed
Public offices and local events close
Dining rooms go to 50 person max, parties of 10 or less
First day dining rooms closed in San Antonio
Car side only pick up begins at all locations
Stay at home order starts
$5 coupon for appetizers; filets added to meal deal
Steak Shop raw food meal deals begin
Start take out beer/wine sales; simplified menu goes live
Take out banners and menu signs placed outside
Deep cleaning for dining room reopen
Set up tents for take out visibility
Worked on low cost dining room refresh while closed
Mother's Day; ran drive through business out of back door and dine in up front for social distancing
Dining room 25% capacity begins
Memorial Day
Dining room 50% capacity begins
Dining room 75% capacity begins
Dining room capacity drops back to 50%
School starts

9 | FCPT | NOVEMBER 2020

FCPT

MAINTAINING ACQUISITION PHILOSOPHY AND CRITERIA


Olive Garden
chili's
KFC
BURGER KING

Acquisition Philosophy

- Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital with a focus on low basis.
- Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT's portfolio or pipeline

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics based on FCPT's proprietary scorecard
- The "score" allows FCPT to have an objective underwriting model and comparison tool for asset management as well

Credit Criteria (~50%):
- Guarantor credit and fitness
- Brand durability
- Store performance
- Lease term
- Lease structure

Real Estate Criteria (~50%):
- Location
- Retail corridor strength and demographics
- Access/visibility
- Absolute and market rent
- Pad site and building reusability



10 | FCPT | NOVEMBER 2020

AGENDA Company Overview & COVID-19 Update Page 3 Restaurant Industry Update Page 5 Lubert-Adler Strategic Joint Venture Page 11 Appendix Page 15 11 | FCPT | NOVEMBER 2020

STRATEGIC JOINT VENTURE OPPORTUNITY OVERVIEW • The fallout of COVID-19 on the restaurant industry continues to unfold and, unfortunately, many stores will close. Reports have been published in recent months estimating ~65,000 restaurants1 may go vacant in the coming years as a result of financial strain caused by the pandemic • FCPT’s portfolio has performed exceptionally well despite these headwinds due to our focus on high quality real estate, low and sustainable rent setting, and strong tenant credit. As a result, our rent collections have been the strongest in the retail real estate industry • We expect the vast majority of the anticipated restaurant closures will be by small brands, weaker concepts, and independent restaurants that are unable to compete in a challenging environment • FCPT believes a unique opportunity will exist for a limited time to acquire vacant restaurant properties in high quality real estate locations and convert them into new stores for strong and growing brands Source: Barclays equity research, Jeffrey Bernstein August 2020 12 | FCPT | NOVEMBER 2020

STRATEGIC JOINT VENTURE
THE PARTNERSHIP


Olive Garden
chili's
KFC

Purpose: FCPT and Lubert-Adler will opportunistically bid, acquire and re-lease vacant restaurant properties in attractive retail corridors. The partnership will leverage existing tenant relationships and appropriate rent setting to create highly attractive and marketable net lease properties

Commitment: The total commitment of up to $150 million will be jointly funded by Lubert-Adler ($130 million / 87%) and FCPT ($20 million / 13%)

Take-Out: FCPT will have a right of first refusal to acquire Lubert-Adler's stake in stabilized properties, creating a new source of future acquisition volume for our core business in those cases where market pricing matches our return thresholds

FCPT

- ✓ In-depth knowledge of restaurant real estate
- ✓ Strong tenant relationships with top operators in casual dining and quick service industry
- ✓ Proven expertise in sustainable rent setting and property selection
- ✓ Industry sharpshooter in restaurant and retail underwriting
- ✓ Natural take-out option for stabilized properties

LUBERT·ADLER REAL ESTATE FUNDS

- ✓ Strong track record of re-leasing vacant properties including Toys "R" Us and ShopKo
- ✓ Key investor in Albertson's
- ✓ Re-leased ~170 million square feet to date
- ✓ Tenant relationships developed through past grocery-anchored outparcel strategies
- ✓ Extensive ground presence for deal sourcing and investment decisions

13 | FCPT | NOVEMBER 2020

FCPT

IDENTIFYING THE OPPORTUNITY Basis Reset Strong Better Real Estate Demographics Drive-thru No Vacancy Vacancy Likely Zoned (Gaining Market Share, (The Opportunity) Long-Term Hold) High Traffic Weak Strong Tenant/ Signalized Tenant/ Corner Concept Concept Regional Concept / National Concept/ National Concept/ Innovative/ Independents Challenged Off-Premise Challenged Off-Premise Good Response to COVID Strong Off-Premise Weak Access Vacancy Limited Vacancy Likely (Long-Term Closures, (Avoid / Pass) Poor Visibility No Immediate Defaults) Ample “Green” Space Low Population Weak Real Estate 14 | FCPT | NOVEMBER 2020

AGENDA Company Overview & COVID-19 Update Page 3 Restaurant Industry Update Page 5 Lubert-Adler Strategic Joint Venture Page 11 Appendix Page 15 15 | FCPT | NOVEMBER 2020

OUTPARCEL STRATEGY UPDATE:
>$280 MILLION OF LOW BASIS PROPERTIES


Olive Garden
chili's
KFC

- FCPT continues to engage with mall and shopping center owners in its outparcel acquisition strategy with several sellers entering repeat and expanded portfolio transactions
- Mall / shopping center outparcels are typically low rent, ground leased properties with national brands. The properties are often operated or guaranteed by the brand's corporate entity (vs. franchisee credit)
- FCPT has closed over $223 million of outparcel transactions representing 121 properties since initiating the strategy in October 2017. FCPT is also under contract to acquire over $58 million of additional outparcels[2] as they become parcelized
- Counterparties have included WPG, Brookfield, Seritage and others. The parcelization process can take 3 to 12+ months depending on the jurisdiction

Outparcel Closings Update

As of 11/02/2020	WPG I	WPG II	Brookfield	Seritage	Other Outparcels	Total Closed[1]
Closed (Properties / $ millions)	*42 / $67.7*	*7 / $11.3*	*16 / $26.8*	*21 / $60.4*	*35 / $57.0*	*121 / $223.1*
Remaining to be Closed [2]						
Purchase Price ($ millions)	$1.9	$20.1	$19.5	$15.9		$57.5
Leases	1	9	8	5		23
Price per Lease ($ millions)	$1.9	$2.2	$2.4	$3.2		$2.5
Rent per square foot	$17	$25	$18	$27		$21

1. Certain properties have been removed from the portfolios since transactions were initially announced as a result of continued deal negotiations.
2. The remaining to be closed transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.

16 | FCPT | NOVEMBER 2020

FCPT

COM PAN Y M OM ENTUM SINCE INCEPTI ON I N NOV E MBER 2015 Casual, Family & At Inception As of 9/30/2020 Fine Dining Team Members 4 +19 23 +$53.4 million / Annual Base Rent1 $94.4 million $147.8 million +57% Properties 418 +333 / +80% 751 Brands 5 +69 74 % Darden2 100% -32% 68% Quick Service & Fast Casual Overhead 10.0% -1.8% 8.2% Efficiency3 Equity Market Cap $848 million +$1.1 billion $1.9 billion4 Enterprise Value $1.3 billion +$1.3 billion $2.6 billion4 Financial Leverage 4.6x +0.7x 5.3x4 Weighted Average Lease Term 15 years - 4.5 years 10.5 years 1. Annual cash base rent (ABR) as defined in glossary. 2. Based on annual base rent. 3. Overhead Efficiency defined as cash G&A expense divided by cash rental income. 4. See page 21 for calculation. 17 | FCPT | NOVEMBER 2020

FCPT EVOLUTION SINCE SPIN- OFF: SIGNIFICANT PROGRESS ON TENANT DIVERSIFICATION Brand Exposure by Annualized Base Rent (ABR) 14% Other Darden2 114 leases 3% 20% 14 leases 104 leases Other Darden 9% 6% 64 leases 14 leases 74% 300 leases Other Restaurants 51% 21% 308 leases 228 leases 43 brands +56.6% in rent Non-Restaurant Retail 2% / 28 Leases / 24 Brands Initial Portfolio at Spin: FCPT Portfolio Today: 418 Leases / 5 Brands 756 Leases / 74 Brands Annual Base Rent of $94.4 million Annual Base Rent of $147.8 million1 100% Darden Exposure 68% Darden Exposure ___________________ 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 9/30/2020, as defined on page 26. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 18 | FCPT | NOVEMBER 2020

ACQUISITION GROWTH


Olive Garden
chili's
KFC
BURGER KING

Annual Base Rent ($ million)[1]


+10% CAGR
94.4
94.4
94.4
95.9
101.0
102.1
105.2
105.3
108.0
109.4
109.6
120.9
125.6
126.8
129.7
130.9
139.4
142.0
144.1
147.8
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

Number of Properties


+13% CAGR
418
418
418
434
475
484
506
508
515
527
535
591
610
621
642
650
699
722
733
751
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

1. As defined on page 26.

19 | FCPT | NOVEMBER 2020

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.6% occupied2 as of 9/30/2020 15.7% 13.7% Weighted average lease term 12.3% of 10.5 years 11.7% 11.1% 10.3% Less than 6.8% of rental income matures prior to 2027 7.4% 3.0% 3.0% 2.4% 1.6% 1.7% 1.1% 1.0% 1.1% 1.2% 0.7% 0.5% 0.0% 0.3% 0.2% 0.1% 0.0% 0.0% 0.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 ___________________ Note: Excludes renewal options. All data as of 9/30/2020 1. Annual cash base rent (ABR) as defined on page 26. 2. Occupancy based on portfolio square footage. 20 | FCPT | NOVEMBER 2020

SUMMARY CAPITALIZATION AND FINANCIALS


Olive Garden
chili's
KFC

Capitalization ($ million, except per share)	
Share price (9/30/2020)	$25.59
Shares and OP units outstanding (millions)	73.0
Equity value	**$1,867**
Debt:	
Bank term debt	$400
Revolving credit facility	$0
Unsecured private notes	$350
Total market capitalization	**$2,617**
Less: Cash and cash equivalents	($18)
Implied enterprise Value	**$2,600**

Current Trading Metrics	
Annual base rent[2] ($ million)	$147.8
Implied Cap Rate	**5.6%**
Price / AFFO Multiple[3]	17.3x
Annualized Dividend per share[4]	$1.22
Dividend Yield[4,5]	4.8%

Credit Metrics	Current
Net debt[6] to enterprise value	28.2%
Net debt[6] to adjusted EBITDAre[1]	5.3x

Figures represent FCPT financials as of and for three months ended 9/30/2020
1. Represents Q3 2020 annualized results. See page 27 for reconciliation of net income to adjusted EBITDAre and page 26 for non-GAAP definitions.
2. Figure represents current scheduled minimum contractual rent as of 9/30/2020.
3. Based on FCPT share price as of 9/30/2020 and FCPT Q3 2020 AFFO ($0.37) annualized.
4. Based on quarterly cash dividend of $0.305 per share declared on 9/17/2020 and paid on 10/15/2020 annualized. The declaration of future dividends will be at the discretion of FCPT's board of directors.
5. Dividend yield calculated based on the price per share as of 9/30/2020 and declared dividend per share for the most recent quarter, annualized.
6. Net debt figure (in $ millions) represents total debt ($750 million) less cash and cash equivalents ($18 million) as of 9/30/2020.

21 | FCPT | NOVEMBER 2020

FCPT

FCPT DEBT MATURITY SCHEDULE ($ in Millions) 4.9-year weighted average (1) term Undrawn Revolver Capacity 87% fixed rate debt Drawn Revolver 3.3% weighted average cash interest rate Unsecured Term Loan Full $250 million available on revolver Unsecured Notes $250 $150 $150 $150 $100 $75 $75 $50 $50 $50 $50 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 % of Total Debt 0% 0% 20% 20% 20% 0% 7% 10% 7% 7% 10% Outstanding ___________________ Figures as of 9/30/2020 1. The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 22 | FCPT | NOVEMBER 2020

BRAND DIVERSIFICATION FCPT Portfolio Brands Square Feet % of Square Feet % of (1) (1) Rank Brand Name Number (000s) ABR Rank Brand Name Number (000s) ABR 1 Olive Garden 308 2,623 50.7% 16 Wendy's 7 24 0.5% 2 Longhorn Steakhouse 114 639 14.4% 17 McDonald's 5 23 0.5% 3 Chili's 64 352 8.7% 18 Chick-Fil-A 6 29 0.4% 4 Red Lobster 21 155 3.3% 19 McAlister's Deli 4 15 0.4% 5 Burger King 24 77 2.2% 20 Starbucks 6 13 0.4% 6 Bahama Breeze 10 92 2.1% 21 Popeyes 5 14 0.3% 7 Buffalo Wild Wings 18 111 2.1% 22 Panera 4 22 0.3% 8 Bob Evans 17 93 1.8% 23 Pizza Hut 6 15 0.3% 9 BJ's Restaurant 10 82 1.6% 24 Steak 'N Shake 4 15 0.3% 10 KFC 20 57 1.1% 25 AAA 1 14 0.2% 11 Arby's 15 47 1.1% 26-74 Other 60 307 4.8% 12 Texas Roadhouse 9 65 0.8% Total Lease Portfolio 756 4,962 100% 13 Taco Bell 11 28 0.7% 14 Seasons 52 2 18 0.5% 15 Outback Steakhouse 5 33 0.5% ___________________ 1. Annual cash base rent (ABR) as of 9/30/2020 as defined on page 26. 23 | FCPT | NOVEMBER 2020

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING

- 751 Properties
- 46 States
- 74 Brands
- 5.0 mm sq ft



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0%–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Representative Acquired Brands

Burger King, Bob Evans, Red Lobster, Cheddar's Scratch Kitchen, BJ's Restaurant Brewhouse, Starbucks Coffee, Taco Bell, KFC, Buffalo Wild Wings Grill & Bar, Chick-fil-A, PNC, McDonald's, chili's, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 9/30/2020. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business

1. Annual cash base rent (ABR) as defined in on page 26.

24 | FCPT | NOVEMBER 2020

FCPT

2020 CLOSED ACQUISITIONS


Olive Garden

chili's

KFC

BURGER KING

2020 Closed Acquisitions

Tenant	Location	#of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (years)	Announced Close
Arby's	NC	1	Corporate	$1.6	6.6%	7	1/6/2020
Chili's / Texas Roadhouse	KS	2	Franchisee / Corporate	$2.1	6.3%	6	1/10/2020
PREIT: REI	MI	1	Corporate	$5.2	--	9	1/24/2020
Bojangles	NC	1	Corporate	$1.5	6.8%	5	1/29/2020
Potbelly / Verizon	WI	1	Corporate / Franchisee	$2.0	7.3%	6	1/29/2020
WPG: Chili's	IN	2	Corporate	$2.0	--	4	2/13/2020
Brookfield: BJ's Restaurant, Black Angus Steakhouse, Bonefish Grill, Olive Garden, IHOP, Wendy's, Huntington Bank, local car wash, FedEx Kinko's	MI, MN, MO, NC, OK, WA	9	8 Corporate, 1 Franchisee	$12.9	--	4	2/21/2020
Brookfield: LongHorn Steakhouse / Panera Bread / Applebee's	MI	3	2 Corporate, 1 Franchisee	$4.3	--	7	2/26/2020
PREIT: Chipotle / Chick-Fil-A	SC	2	2 Corporate	$2.9	--	9	3/3/2020
Burger King	AL	1	Corporate	$1.8	6.7%	4	3/12/2020
Big O Tires	MN	1	Corporate	$2.7	6.6%	5	6/19/2020
PREIT: Burger King / Firestone / Olive Garden / Starbucks	MD, SC, NC	4	4 Corporate	$6.8	--	6	6/23/2020
Texas Roadhouse	CO	1	Corporate	$4.3	6.4%	5	6/26/2020
PREIT: IHOP / Multi-tenant: BJ's Restaurant, Sleep Number, Verizon	SC, MD	2	3 Corporate, 1 Franchisee	$7.6	--	7	6/30/2020
Seritage: Olive Garden / LongHorn Steakhouse (2)	FL	3	3 Corporate	$11.3	--	9	6/30/2020
Texas Roadhouse	ME	1	Corporate	$1.8	6.4%	9	7/2/2020
Brookfield: LongHorn Steakhouse	OK	1	Corporate	$1.8	--	5	7/6/2020
Seritage: Carrabba's	SC	1	Corporate	$1.6	--	3	7/13/2020
BP	IL	1	Corporate	$3.3	6.5%	4	7/14/2020
Caliber Collision	WI	1	Corporate	$1.8	6.7%	10	7/15/2020
Olive Garden[1]	TX	1	Corporate	$3.1	--	10	7/31/2020
Tires Plus	KS	1	Corporate	$2.2	7.2%	4	8/12/2020
Seritage: BJ's Restaurant	MD	1	Corporate	$3.1	--	7	9/1/2020
Seritage: Arby's / AAA	UT, CA	2	2 Corporate	$7.0	--	9	9/3/2020
BJ's Restaurant	TX	1	Corporate	$3.8	--	15	9/15/2020
BJ's Restaurant (Tenant Allowance Payment)[2]	OH, OK, IN	3	Corporate	$4.2	--	10	9/15/2020
WPG: Chick-Fil-A	IN	1	Corporate	$2.1	--	6	9/17/2020
LongHorn Steakhouse	FL	1	Corporate	$3.2	--	5	9/22/2020
Texas Roadhouse	IL	1	Corporate	$3.8	6.3%	15	9/22/2020
Brookfield: Wells Fargo	ID	1	Corporate	$1.8	--	4	9/23/2020
Caliber Collision	IL	1	Corporate	$3.0	6.5%	15	9/24/2020
Seritage: Bahama Breeze	SC	1	Corporate	$2.8	--	10	9/29/2020
Seritage: Popeyes	SC	1	Franchisee	$1.6	--	14	9/30/2020
Buffalo Wild Wings	NC	1	Corporate	$1.4	6.4%	4	10/14/2020
Verizon	FL	1	Franchisee	$1.1	7.1%	4	10/16/2020
Seritage: Truist Bank	VA	1	Corporate	$2.2	--	9	10/16/2020
Olive Garden	SC	1	Corporate	$2.9	6.2%	6	10/20/2020
Multitenant: Panera, AT&T	IN	1	2 Corporate	$2.6	7.0%	9	10/26/2020
WPG: Wendy's	VA	1	Corporate	$1.2	--	4	10/29/2020
BJ's Restaurant	OH	1	Corporate	$3.8	--	15	10/30/2020
Verizon Four-Pack	OH, PA	4	4 Franchisee	$7.2	7.1%	9	11/2/2020
	YTD 2020	66		$143.6	6.5%	8	

1. Does not include $2.4 land purchase on which FCPT is developing a LongHorn Steakhouse as part of the Kerrow operating business.
2. Tenant allowance payment made in the third quarter in exchange for increased rent, extended term and enhanced financial reporting, among other items.

25 | FCPT | NOVEMBER 2020

FCPT

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

Annual Base Rent (ABR) refers to annual cash base rent as of 9/30/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with business combinations
2. Straight-line rent
3. Stock-based compensation expense
4. Non-cash amortization of deferred financing costs
5. Other non-cash interest expense (income)
6. Non-real estate investment depreciation
7. Merger, restructuring and other related costs
8. Impairment charges
9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives
10. Amortization of capitalized leasing costs
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Properties refers to properties available for lease.

26 | FCPT | NOVEMBER 2020

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2020 2019 2020 2019 Net Income $ 19,404 $ 18,409 $ 57,260 $ 53,946 Adjustments: Interest expense 7,410 6,665 21,732 19,969 Income tax expense 67 69 192 198 Depreciation and amortization 7,523 6,653 21,670 19,532 EBITDA(1) 34,404 31,796 100,854 93,645 Adjustments: Gain on dispositions and exchange of real estate - - - - Provision for impairment of real estate - - - - EBITDAre (1) 34,404 31,796 100,854 93,645 Adjustments: Real estate transaction costs 68 31 200 73 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 34,472 31,827 101,054 93,718 Annualized Adjusted EBITDAre $ 137,889 $ 127,307 $ 134,739 $ 124,958 ___________________________ 1. See glossary on page 26 for non-GAAP definitions. 27 | FCPT | NOVEMBER 2020

FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | NOVEMBER 2020 www.fcpt.com 28 | FCPT | NOVEMBER 2020